UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2018

6D GLOBAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35002	47-1899833
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
Of Incorporation)		Identification No.)

1500 Broadway, Ste 505
New York, NY 10036
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (646) 681-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

6D Global Technologies Sues Perficient and Former Employee, Motion to Dismiss by Perficient is DENIED
PR Newswire – June 15, 2018, New York, New York.  6D Global Technologies, Inc. (“Company”, “6D”, stock symbol: SIXD) today announced that a federal judge (Honorable Judge David Hittner) in the Southern District of Texas has denied Perficient and Lynn Brading’s Motion to Dismiss, ruling in favor of Six Dimensions, a 6D Global Technologies firm.
The ruling was made in a pending lawsuit against Lynn Brading, a former employee and Perficient over breach of contract, tortious interference, prospective economic advantage, misappropriation of trade secrets, violation of non-solicitation agreement, and theft of trade secrets.
“I am very pleased with this initial ruling,” said Tejune Kang, Chairman and CEO for 6D Global Technologies.  “When you have former employees such as Lynn Brading, Dan Klco, Aaron Price, and others completely disregard contracts they have signed, they deserve to be punished to the fullest extent of the law.  These employees can never be trusted nor would I ever recommend them to any employer because of the unscrupulous actions and complete lack of integrity.”
The court has also given the Company twenty one days to file an amended complaint which the Company fully intends to do so.
6D, despite all the hardships and challenges it has faced will continue to make a stand and right all wrongs and fight dishonest and unscrupulous parties.  Unfortunately these problems would not have occurred or surfaced if it wasn’t for Nasdaq wrongfully delisting the company based on fabrications and intentionally causing irreparable harm.
The Company can be reached via email: media@6dglobal.com
The Company provides as Exhibits documents that support the updates and statements contained herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.
Exhibit Number Description
(99.1) Complaint against Perficient, Inc. and Lynn M. Brading.
(99.2) Federal Judge Denies Motion to Dismiss.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

6D GLOBAL TECHNOLOGIES, INC.

Date: June 15, 2018	By: /s/ Tejune Kang
Name: Tejune Kang
Title: Chief Executive Officer